SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):   	25-Apr-02

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE1
(Exact name of registrant as specified in its charter)


    Delaware                      333-61840-01             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

On	25-Apr-02	a scheduled distribution was made from the Trust
	to holders of the Certificates.  The Trustee has caused to be filed with
	the Commission, the Monthly Report dated 			25-Apr-02
	The Monthly Report is filed pursuant to and in accordance with
	(1) numerous no-action letters (2) current Commission policy in the area.





	A.   Monthly Report Information
	     See Exhibit No.1


	B.   Have and deficiencies occurred?  NO.
		Date:
		Amount:

	C.   Item 1: Legal Proceedings:  NONE

	D.   Item 2: Changes in Securities:   NONE

        	E.   Item 4: Submission of Matters to a Vote of
	     Certificateholders:  NONE

	F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
	Exhibit No.

   1.)	    Monthly Distribution Report Dated 			25-Apr-02


Credit Suisse First Boston Mortgage Securities Corp Mortgage-Backed Pass-Through
 Certificates, Series 2002-HE1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:		25-Apr-02

DISTRIBUTION SUMMARY


 	Beginning		Prin	 		Ending
Class	Balance		Principal 	Loss	Balance
A-1	197,063,044 	2,857,216 	N/A	194,205,828
A-2	136,260,415 	2,058,444 	N/A	134,201,971
A-IO	284,991,558 	0 		N/A	280,788,669
M-1	26,000,000 	0 		0 	26,000,000
M-2	19,000,000 	0 		0 	19,000,000
B	15,000,000	0 		0 	15,000,000
X	394,048,161 	0 		N/A	389,782,000
R	0 		0 		N/A	0
Total	393,323,459 	4,915,659 	0 	388,407,800



			Current Period
			Interest		Pass-Through
Class	Interest	Shortfall 		Rate
A-1	380,961 	0 			2.24500%
A-2	266,351 	0 			2.27000%
A-IO	1,550,829 	0 			6.10000%
M-1	68,286 		0 			3.05000%
M-2	61,354 		0 			3.75000%
B	61,354 		0 			4.75000%
X	0 		0 			2.27000%
Total	2,389,135 	0

AMOUNTS PER $1,000 UNIT
		 	 					Interest
								Carry-forward	Ending
Class	Cusip			Prin		Int		Amount		Balance
A-1	22540V UF 7		14.286080 	1.904806 	0.000000 	971.029142
A-2	22540V UG 5		14.703168 	1.902509 	0.000000 	958.585510
A-IO	22540V UH 3		0.000000 	5.334808 	0.000000 	965.905294
M-1	22540V UK 6		0.000000 	2.626389 	0.000000 	1000.000000
M-2	22540V UL 4		0.000000 	3.229167 	0.000000 	1000.000000
B	22540V UM 2		0.000000 	4.090278 	0.000000 	1000.000000
X	22540V UN 0		0.000000 	0.000000 	0.000000 	974.454878
R	22540V UJ 9		0.000000 	0.000000 	0.000000 	0.000000

				GROUP 1			GROUP 2			TOTAL
Principal Distributions:
Beginning Balance		232,819,631 		161,227,456 		394,047,087
Scheduled Principal		112,593 		108,985 		221,579
Prepays (Includes Curtail)	2,366,029 		1,677,479 		4,043,508
Net Liquidation Proceeds	0 			0 			0
Loan Purchase Prices		0 			0 			0
Total Principal Remit		2,478,622 		1,786,465 		4,265,087
Net Realized Losses		0 			0 			0
Ending Balance			230,341,009 		159,440,991 		389,782,000
Count				1,790 			1,313 			3,103

Prefunding Account:
Beginning Balance		24,708,511 		0		 	24,708,511
Subsequent Transfer		24,707,437 		0 			24,707,437
Add to avail cert prin		1,074 			0 			1,074
Ending Balance			0 			0 			0

Ending Collateral Balance	230,341,009 	159,440,991 	389,782,000
Ending OC Amount		1,374,200

Interest Distributions:
Sched Int (Net of Serv Fee)	1,586,015 		1,204,127	 	2,790,142
Cap Int Account withdrawals	169,961 		0 			169,961
Less Relief Act Int Short	0 			0 			0
				1,755,976 		1,204,127	 	2,960,103
Capitalized Interest Account:
Beginning Balance		171,564 		0 			171,564
plus: Investment Income 	0	 		0 			0
less: Cap Int Requirement	169,961 		0 			169,961
less: Withdraw Overfunded Int	1,603 			0 			1,603
Ending Balance			0 			0		 	0

					GROUP 1		GROUP 2		TOTAL

Servicing Fee			86,713 		67,178 		153,891
Trustee Fee			867 		672 		1,539
Credit Risk Manager Fee		3,035 		2,351 		5,386
FSA Premium			9,853 		6,813 		16,666


Current  Advances		1,529,343 		1,073,872 		2,603,215
Outstanding  Advances		2,379,645 		1,318,039 		3,697,685

Delinquency Information

		30-59 days delinq	60-89 days delinq	90+ days delq
Grp		Count	Bal		Count	Bal		Count	Bal
1		282 	34,354,958 	3 	363,745 	4 	502,121
2		48 	4,859,487 	5 	386,730 	6 	922,735
Total		330 	39,214,445 	8 	750,476 	10 	1,424,856
*Note:  The above statistics do not include loans in Fore., Bank., or REO .

	Foreclosure		Bankruptcy
Grp	Count	Balance	Count	Balance
1	4 	576,034 	7 	571,695
2	4 	626,344 	0 	0
Total	8 	1,202,377 	7 	571,695

		REO
Grp	Count	Balance	Market Value
1	0.00 	0.00 		0.00
2	0.00 	0.00 		0.00
Total	0.00 	0.00 		0.00


Number of Loans with Prepayment Premiums	24
Amount of Prepayment Premiums			102,121


Delinquency Rate (> 60 Days)		1.0132%
Rolling Three Month Delinquency Rate	0.6364%


Realized Losses incurred during the related Due Period  0
Cumulative Net Realized Losses since Startup Day	0


Weighted Average Term to Maturity of Mortgage Loans	343
Weighted Average Gross Coupon of Mortgage Loans		9.5653%


Insured Payment on Class A	0

Net Excess Spread		1.9141%


Net WAC (gross of FSA fee)	9.0428%


Basis Risk Reserve Account Balance	5,000


Senior Enhancement Percentage		15.7458%


Aggregate Repurchases		0

Trigger Event Occurred		NO

Balance of Liquidated Loans	0



	SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA